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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 19, 2003
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)
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                  DELAWARE                  1-9516                           13-3398766
              ----------------             --------                        ---------------
         (State of Organization)     (Commission File Number)    (IRS Employer Identification Number)
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                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                     ---------------------------------------
         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700
                               ------------------
              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On August 19, 2003, the Registrant announced Executive
         Changes. Reference is made to the press release, dated August 19, 2003, annexed hereto as Exhibit 99.5 for information regarding the announcement.

ITEM 7.  EXHIBITS

         Description of Document






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Exhibit No.

   99.5 - Press Release, dated August 19, 2003 - American Real Estate Partners, L.P. Announces Executive Changes


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN REAL ESTATE PARTNERS, L.P.
                                    (Registrant)

                                    By:     American Property Investors, Inc.
                                            General Partner

                                    By:     /s/ John P. Saldarelli
                                            -----------------------------------
                                            John P. Saldarelli
Date:  August 19, 2003                      Chief Financial Officer, Secretary
                                            and Treasurer


                                    EXHIBIT INDEX

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Exhibit Number             Description                                      Page No.
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     99.5                  Press Release dated August 19, 2003                 3



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